FOR IMMEDIATE RELEASE
November 5, 2026
NYSE Symbol: CPK

CHESAPEAKE UTILITIES CORPORATION REPORTS
THIRD QUARTER 2026 RESULTS

•Net income and earnings per share ("EPS")* were $21.6 million and $0.89, respectively, for the third quarter of 2026 and $106.3 million and $4.40, respectively, for the nine months ended September 30, 2026 with a year-to-date growth rate of 8.4 percent on Adjusted EPS**
•Adjusted gross margin** growth of $11.5 million for the third quarter of 2026 and $42.7 million year to date, representing a 9.2 percent growth rate for the nine months ended September 30, 2026, driven largely by regulatory initiatives and infrastructure programs, transmission expansion projects, natural gas organic growth, improved contributions from our unregulated businesses, and increased customer consumption.
•Announced a joint venture agreement with NextEra Energy Resources to finance and own 49 percent of the Florida Energy Pathway ("FEP") project, a $1.2 billion, 97-mile intrastate natural gas transmission infrastructure project that supports energy reliability in South Florida.

Dover, Delaware — Chesapeake Utilities Corporation (NYSE: CPK) (“Chesapeake Utilities” or the “Company”) today announced financial results for the three and nine months ended September 30, 2026.

Additional highlights include:

•Invested $151.2 million of capital during the third quarter of 2026, bringing the year-to-date total to $412.8 million and on track to meet 2026 capital expenditure guidance of $550 - $600 million.
•Florida City Gas ("FCG") interim rate increase of $16.2 million on an annualized basis became effective in July 2026 following approval by the Florida Public Service Commission. The Company participated in rate case hearings in late September and expects a final decision on the FCG rate case in December 2026.
•Established a new at-the-market equity offering program that provides the option to issue and sell up to $225 million of common stock to support the Company’s strategic growth initiatives in the coming years. This program includes forward sale agreements which provide additional financing optionality regarding pricing and timing of equity issuances.

“In the third quarter, we demonstrated continued earnings growth and made progress on the transformation of our business as we prepare for our next phase of growth and drive value for our customers and communities,” said Jeff Householder, the Company’s Chair of the Board, President and Chief Executive Officer. “We are also excited to move forward with the FEP project through a strategic partnership with NextEra Energy Resources, which supports our disciplined approach to capital deployment and infrastructure investment. We believe we are well positioned to expand natural gas transportation capacity to meet growing customer demands in one of the nation’s fastest-growing regions.

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Earnings and Capital Investment Guidance

The Company affirms its 2026 capital expenditure guidance of $550 - $600 million, driven primarily by increases in its regulated transmission (including initial investments in FEP), distribution and infrastructure investments.

For the five-year period ended 2028, the Company expects total capital investment to exceed $2.2 billion. The Company also continues to reaffirm its 2028 earnings guidance of $7.75 - $8.00 per share.

As previously communicated, the Company expects to provide a long-term guidance update during its Full-Year 2026 earnings call in February 2027. At that time, the Company expects to provide a capital guidance range and EPS growth rate for the 2027 - 2031 period as well as 2027 capital expenditure guidance.

*Unless otherwise noted, EPS and Adjusted EPS information are presented on a diluted basis.

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Non-GAAP Financial Measures

**This press release including the tables herein, include references to both Generally Accepted Accounting Principles ("GAAP") and non-GAAP financial measures, including Adjusted Gross Margin, Adjusted Net Income and Adjusted EPS. A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. The Company's management believes certain non-GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period.

The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue-producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner.

The following tables reconcile Gross Margin, Net Income, and EPS, all as defined under GAAP, to the Company's non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income and Adjusted EPS for each of the periods presented.

Adjusted Net Income and Adjusted EPS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(dollars in millions, shares in thousands (except per share data))	2026	2025	2026	2025
Net Income (GAAP)	$21.6	$19.4	$106.3	$94.2
FCG transaction and transition-related expenses, net (1)	—	0.1	—	0.7
Adjusted Net Income (Non-GAAP)	$21.6	$19.5	$106.3	$94.9

Weighted average common shares outstanding - diluted	24,300	23,629	24,177	23,360

Earnings Per Share - Diluted (GAAP)	$0.89	$0.82	$4.40	$4.03
FCG transaction and transition-related expenses, net (1)	—	—	—	0.03
Adjusted Earnings Per Share - Diluted (Non-GAAP)	$0.89	$0.82	$4.40	$4.06
(1) Transaction and transition-related expenses represent non-recurring costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding, and legal fees.

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Financial Summary Highlights

Key variances between the third quarter of 2025 and 2026 included:

(in millions, except per share data)	Pre-tax Income	Net Income	Earnings Per Share
Three Months Ended September 30, 2025 Adjusted Results (1)	$27.1	$19.5	$0.82

Change in Adjusted Gross Margins:
Rate changes associated with recent rate case activities (2)	3.1	2.2	0.09
Natural gas transmission service expansions, including interim services (2)	2.9	2.1	0.09
Contributions from regulated infrastructure programs (2)	2.8	2.0	0.08
Natural gas growth including conversions (excluding service expansions)	1.9	1.4	0.06
Increased propane margins and service fees	1.0	0.7	0.03
Changes in customer consumption	0.8	0.6	0.02
Change in off-system natural gas capacity sales	0.6	0.5	0.02
Increased Aspire Energy performance - rate changes and gathering fees	0.3	0.2	0.01
Decreased CNG/RNG/LNG services	(0.4)	(0.3)	(0.01)
Absence of recovered costs associated with Hurricane Michael (3)	(1.8)	(1.4)	(0.06)
	11.2	8.0	0.33

Change in Operating Expenses (Excluding Natural Gas, Propane, and Electric Costs):
Payroll, benefits and other employee-related expenses	(3.9)	(2.8)	(0.12)
Facilities expenses, maintenance costs and outside services	(3.1)	(2.3)	(0.09)
Depreciation, amortization and property taxes	(2.2)	(1.6)	(0.06)
Vehicle expenses	(1.0)	(0.8)	(0.03)
Insurance-related costs	(0.4)	(0.3)	(0.01)
Credit, collections and customer service costs	1.0	0.8	0.03
Absence of amortization of costs associated with Hurricane Michael recovery (3)	1.8	1.4	0.06
	(7.8)	(5.6)	(0.22)

Interest charges	(0.8)	(0.7)	(0.02)
Increase in shares outstanding due to 2025 and 2026 equity offerings (4)	—	—	(0.03)
Net other changes	0.3	0.4	0.01
	(0.5)	(0.3)	(0.04)
Three Months Ended September 30, 2026 Adjusted Results (1)	$30.0	$21.6	$0.89
(1) Transaction and transition-related expenses attributable to the acquisition and integration of FCG have been excluded from the Company’s non-GAAP measures of adjusted net income and adjusted EPS. See reconciliations above for a detailed comparison to the related GAAP measures.
(2) Refer to the Major Projects and Initiatives table below for additional information.
(3) The current period includes offsetting reductions in both adjusted gross margin and depreciation and amortization expense related to the absence of recovered costs associated with Hurricane Michael.
(4) Reflects the impact of approximately 0.6 million common shares issued under the dividend reinvestment and direct stock purchase plan ("DRIP/DSPP") and at the market ("ATM") program.
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Key variances between the nine months ended September 30, 2025 and September 30, 2026 included:

(in millions, except per share data)	Pre-tax Income	Net Income	Earnings Per Share
Nine months ended September 30, 2025 Adjusted Results (1)	$130.1	$94.9	$4.06

Change in Adjusted Gross Margins:
Natural gas transmission service expansions, including interim services (2)	14.7	10.8	0.45
Contributions from regulated infrastructure programs (2)	11.5	8.4	0.35
Rate changes associated with recent rate case activities (2)	7.2	5.2	0.21
Natural gas growth including conversions (excluding service expansions)	5.9	4.3	0.18
Increased propane margins and service fees	2.8	2.0	0.08
Changes in customer consumption	2.6	1.9	0.08
Increased Aspire Energy performance - rate changes and gathering fees	2.1	1.5	0.06
Change in off-system natural gas capacity sales	2.0	1.5	0.06
Decreased CNG/RNG/LNG services	(1.6)	(1.2)	(0.05)
Absence of recovered costs associated with Hurricane Michael (3)	(5.7)	(4.2)	(0.17)
	41.5	30.2	1.25

Change in Operating Expenses (Excluding Natural Gas, Propane, and Electric Costs):
Payroll, benefits and other employee-related expenses	(11.7)	(8.5)	(0.35)
Depreciation, amortization and property taxes	(7.2)	(5.3)	(0.22)
Facilities expenses, maintenance costs and outside services	(6.8)	(5.0)	(0.21)
Credit, collections and customer service costs	(1.7)	(1.2)	(0.05)
Vehicle expenses	(1.6)	(1.2)	(0.05)
Insurance-related costs	(1.0)	(0.7)	(0.03)
Absence of amortization of costs associated with Hurricane Michael recovery (3)	5.7	4.2	0.17
	(24.3)	(17.7)	(0.74)

Interest charges	(2.0)	(1.5)	(0.06)
Increase in shares outstanding due to 2025 and 2026 equity offerings (4)	—	—	(0.15)
Net other changes	0.4	0.4	0.04
	(1.6)	(1.1)	(0.17)
Nine months ended September 30, 2026 Adjusted Results (1)	$145.7	$106.3	$4.40
(1) Transaction and transition-related expenses attributable to the acquisition and integration of FCG have been excluded from Company’s non-GAAP measures of adjusted net income and adjusted EPS. See reconciliations above for a detailed comparison to the related GAAP measures.
(2) Refer to the Major Projects and Initiatives table below for additional information.
(3) The current period includes offsetting reductions in both adjusted gross margin and depreciation and amortization expense related to the absence of recovered costs associated with Hurricane Michael.
(4) Reflects the impact of approximately 0.6 million common shares issued under the Company's DRIP/DSPP and ATM program.

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Major Projects and Initiatives (ongoing and recently completed)

The Company continues to execute on its strategic plan driving significant investment in its service territories. A summary table of major projects and initiatives is presented below (except for the FEP project) with a comprehensive discussion of each of the items (including the FEP project) presented in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

	Adjusted Gross Margin
	Three Months Ended		Nine Months Ended		Year Ended	Estimate for
	September 30,		September 30,		December 31,	Fiscal
(in millions)	2026	2025	2026	2025	2025	2026	2027
Pipeline Expansions:
St. Cloud / Twin Lakes Expansion	$1.0	$1.0	$3.0	$1.9	$2.9	$3.8	$3.8
Wildlight	1.1	0.5	3.3	1.5	2.6	4.3	4.3
Worcester Resiliency Upgrade	0.4	—	1.2	—	0.3	1.5	17.2
Boynton Beach	0.9	0.9	2.7	2.3	3.0	3.4	3.4
New Smyrna Beach	0.6	0.6	1.8	0.9	1.6	2.6	2.6
Central Florida Reinforcement	1.1	0.9	3.3	1.5	2.6	4.3	4.3
Renewable Natural Gas Supply Projects	1.7	1.0	4.2	1.5	2.5	5.4	6.4
Miami Inner Loop	1.9	0.9	5.7	0.9	2.8	7.6	7.6
Duncan Plains	—	—	—	—	—	—	1.1
Total Pipeline Expansions	8.7	5.8	25.2	10.5	18.3	32.9	50.7

Regulatory Initiatives:
Florida GUARD program	2.9	1.9	7.9	5.1	7.1	10.9	13.0
FCG SAFE Program	3.3	2.3	9.0	6.2	8.4	12.7	16.4
Capital Cost Surcharge Programs	2.2	1.4	6.8	4.3	5.7	9.0	10.1
Electric Storm Protection Plan	2.2	1.8	7.3	4.4	6.4	9.7	10.4
Florida Mandatory Relocates	(0.4)	—	0.5	—	—	0.6	0.6
Total Infrastructure	10.2	7.4	31.5	20.0	27.6	42.9	50.5

Rate Case
Maryland Rate Case	0.6	0.5	2.6	1.1	1.5	3.5	3.5
Delaware Rate Case	1.0	0.7	4.4	2.9	4.7	6.1	6.1
Electric Rate Case	2.4	2.4	6.7	5.2	7.3	8.6	9.1
FCG Rate Case	2.7	—	2.7	—	—	TBD	TBD
Total Rate Case (1)	6.7	3.6	16.4	9.2	13.5	18.2	18.7
Total Regulatory Initiatives	16.9	11.0	47.9	29.2	41.1	61.1	69.2

Total	$25.6	$16.8	$73.1	$39.7	$59.4	$94.0	$119.9
(1) Includes adjusted gross margin attributable to interim and permanent rates.
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Chesapeake Utilities Corporation and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
(in millions, except shares (thousands) and per share data)
Operating Revenues
Regulated Energy	$165.0	$146.4	$578.6	$497.8
Unregulated Energy	37.8	40.7	196.7	195.3
Other Businesses and Eliminations	(7.0)	(7.5)	(24.5)	(22.0)
Total Operating Revenues	195.8	179.6	750.8	671.1
Operating Expenses
Regulated natural gas and electricity costs	38.7	31.7	179.9	137.3
Unregulated propane and natural gas costs	8.4	10.7	65.8	71.4
Operations	60.1	53.6	185.1	166.5
Maintenance	7.6	6.1	22.6	17.5
Depreciation and amortization	23.0	23.3	67.4	67.7
Other taxes	9.4	9.0	29.1	27.6
FCG transaction and transition-related expenses	—	0.2	—	1.0
Total Operating Expenses	147.2	134.6	549.9	489.0
Operating Income	48.6	45.0	200.9	182.1
Other income, net	0.4	0.2	0.9	1.2
Interest charges	19.0	18.2	56.1	54.1
Income Before Income Taxes	30.0	27.0	145.7	129.2
Income taxes	8.4	7.6	39.4	35.0
Net Income	$21.6	$19.4	$106.3	$94.2

Weighted Average Common Shares Outstanding:
Basic	24,175	23,526	24,057	23,265
Diluted	24,300	23,629	24,177	23,360

Earnings Per Share of Common Stock:
Basic	$0.89	$0.82	$4.42	$4.05
Diluted	$0.89	$0.82	$4.40	$4.03

Adjusted Net Income and Adjusted Earnings Per Share
Net Income (GAAP)	$21.6	$19.4	$106.3	$94.2
FCG transaction and transition-related expenses, net (1)	—	0.1	—	0.7
Adjusted Net Income (Non-GAAP)**	$21.6	$19.5	$106.3	$94.9

Earnings Per Share - Diluted (GAAP)	$0.89	$0.82	$4.40	$4.03
FCG transaction and transition-related expenses, net (1)	—	—	—	0.03
Adjusted Earnings Per Share - Diluted (Non-GAAP)**	$0.89	$0.82	$4.40	$4.06
(1) Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees.
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Chesapeake Utilities Corporation and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

Assets	September 30, 2026	December 31, 2025
(in millions, except shares and per share data)
Property, Plant and Equipment
Regulated Energy	$3,147.6	$2,941.6
Unregulated Energy	515.6	492.4
Other Businesses and Eliminations	43.3	38.3
Total property, plant and equipment	3,706.5	3,472.3
Less: Accumulated depreciation and amortization	(675.1)	(637.6)
Plus: Construction work in progress	441.4	283.7
Net property, plant and equipment	3,472.8	3,118.4
Current Assets
Cash and cash equivalents	8.6	1.8
Trade and other receivables	89.5	106.9
Less: Allowance for credit losses	(4.1)	(5.4)
Trade and other receivables, net	85.4	101.5
Accrued revenue	28.7	50.1
Propane inventory, at average cost	6.1	8.8
Other inventory, at average cost	17.1	17.9
Regulatory assets	24.9	29.7
Storage gas prepayments	5.1	4.5
Prepaid expenses	23.5	19.7
Derivative assets, at fair value	1.4	—
Other current assets	2.6	3.0
Total current assets	203.4	237.0
Deferred Charges and Other Assets
Goodwill	507.5	507.5
Other intangible assets, net	12.1	13.2
Investments in unconsolidated affiliate (FEP)	7.2	—
Investments, at fair value	18.7	17.2
Derivative assets, at fair value	1.0	—
Operating lease right-of-use assets	8.5	9.9
Regulatory assets	73.5	74.3
Receivables and other deferred charges	12.7	17.3
Total deferred charges and other assets	641.2	639.4
Total Assets	$4,317.4	$3,994.8

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Chesapeake Utilities Corporation and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

Capitalization and Liabilities	September 30, 2026	December 31, 2025
(in millions, except shares and per share data)
Capitalization
Stockholders’ equity
Preferred stock, par value $0.01 per share (authorized 2,000,000 shares), no shares issued and outstanding	$—	$—
Common stock, par value $0.4867 per share (authorized 75,000,000 shares)	11.7	11.6
Additional paid-in capital	1,009.1	962.8
Retained earnings	680.4	626.8
Accumulated other comprehensive loss	—	(2.7)
Deferred compensation obligation	17.8	12.6
Treasury stock	(17.8)	(12.6)
Total stockholders’ equity	1,701.2	1,598.5
Long-term debt, net of current maturities	1,307.1	1,327.1
Total capitalization	3,008.3	2,925.6
Current Liabilities
Current portion of long-term debt	131.7	134.6
Short-term borrowing	325.9	158.0
Accounts payable	106.7	115.2
Customer deposits and refunds	48.5	45.1
Accrued interest	17.9	8.7
Dividends payable	17.8	16.4
Accrued compensation	12.8	21.6
Regulatory liabilities	21.8	14.5
Derivative liabilities, at fair value	0.2	0.8
Other accrued liabilities	30.5	15.0
Total current liabilities	713.8	529.9
Deferred Credits and Other Liabilities
Deferred income taxes	353.7	313.3
Regulatory liabilities	204.1	188.1
Environmental liabilities	3.3	2.9
Other pension and benefit costs	15.1	14.0
Derivative liabilities, at fair value	0.1	0.6
Operating lease - liabilities	6.6	7.9
Deferred investment tax credits and other liabilities	12.4	12.5
Total deferred credits and other liabilities	595.3	539.3
Environmental and other commitments and contingencies (1)
Total Capitalization and Liabilities	$4,317.4	$3,994.8
(1) Refer to Note 7 and 8 in the Company's Quarterly Report on Form 10-Q for further information.

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Adjusted Gross Margin

	Three Months Ended September 30, 2026
(in millions)	Regulated Energy	Unregulated Energy	Other Businesses and Eliminations	Total
Operating Revenues	$165.0	$37.8	$(7.0)	$195.8
Cost of Sales:
Natural gas, propane and electric costs	(38.7)	(15.3)	6.9	(47.1)
Depreciation & amortization	(17.4)	(5.7)	0.1	(23.0)
Operations & maintenance expenses (1)	(17.0)	(11.2)	(0.2)	(28.4)
Gross Margin (GAAP)	91.9	5.6	(0.2)	97.3
Operations & maintenance expenses (1)	17.0	11.2	0.2	28.4
Depreciation & amortization	17.4	5.7	(0.1)	23.0
Adjusted Gross Margin (Non-GAAP)	$126.3	$22.5	$(0.1)	$148.7

	Three Months Ended September 30, 2025
(in millions)	Regulated Energy	Unregulated Energy	Other Businesses and Eliminations	Total
Operating Revenues	$146.4	$40.7	$(7.5)	$179.6
Cost of Sales:
Natural gas, propane and electric costs	(31.7)	(18.3)	7.6	(42.4)
Depreciation & amortization	(18.2)	(5.1)	—	(23.3)
Operations & maintenance expenses (1)	(12.6)	(9.5)	—	(22.1)
Gross Margin (GAAP)	83.9	7.8	0.1	91.8
Operations & maintenance expenses (1)	12.6	9.5	—	22.1
Depreciation & amortization	18.2	5.1	—	23.3
Adjusted Gross Margin (Non-GAAP)	$114.7	$22.4	$0.1	$137.2

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	Nine Months Ended September 30, 2026
(in millions)	Regulated Energy	Unregulated Energy	Other Businesses and Eliminations	Total
Operating Revenues	$578.6	$196.7	$(24.5)	$750.8
Cost of Sales:
Natural gas, propane and electric costs	(179.9)	(90.2)	24.4	(245.7)
Depreciation & amortization	(50.8)	(16.7)	0.1	(67.4)
Operations & maintenance expenses (1)	(49.2)	(32.5)	(0.1)	(81.8)
Gross Margin (GAAP)	298.7	57.3	(0.1)	355.9
Operations & maintenance expenses (1)	49.2	32.5	0.1	81.8
Depreciation & amortization	50.8	16.7	(0.1)	67.4
Adjusted Gross Margin (Non-GAAP)	$398.7	$106.5	$(0.1)	$505.1

	Nine Months Ended September 30, 2025
(in millions)	Regulated Energy	Unregulated Energy	Other Businesses and Eliminations	Total
Operating Revenues	$497.8	$195.3	$(22.0)	$671.1
Cost of Sales:
Natural gas, propane and electric costs	(137.3)	(93.4)	22.0	(208.7)
Depreciation & amortization	(52.6)	(15.1)	—	(67.7)
Operations & maintenance expenses (1)	(40.5)	(29.0)	(0.1)	(69.6)
Gross Margin (GAAP)	267.4	57.8	(0.1)	325.1
Operations & maintenance expenses (1)	40.5	29.0	0.1	69.6
Depreciation & amortization	52.6	15.1	—	67.7
Adjusted Gross Margin (Non-GAAP)	$360.5	$101.9	$—	$462.4
(1) Operations & maintenance expenses within the condensed consolidated statements of income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under GAAP.

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Forward-Looking Statements
Matters included in this release may include forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements. Please refer to the Safe Harbor for Forward-Looking Statements in the Company’s 2025 Annual Report on Form 10-K and as may be identified in subsequent Quarterly Reports on Form 10-Q for further information on the risks and uncertainties related to the Company’s forward-looking statements.
Conference Call
Chesapeake Utilities (NYSE: CPK) will host a conference call on Friday, November 6, 2026, at 8:30 a.m. Eastern Time to discuss the Company’s financial results for the three and nine months ended September 30, 2026. To listen to the Company’s conference call via live webcast, please visit the Events & Presentations section of the Investors page on www.chpk.com. For investors and analysts that wish to participate by phone for the question and answer portion of the call, please use the following dial-in information:

Toll-free: 800.245.3047
International: 203.518.9765
Conference ID: CPKQ326

A replay of the presentation will be made available on the previously noted website following the conclusion of the call.

About Chesapeake Utilities Corporation
Chesapeake Utilities Corporation is a diversified energy delivery company, listed on the New York Stock Exchange (NYSE: CPK). Chesapeake Utilities Corporation offers sustainable energy solutions through its natural gas transmission and distribution, electricity generation and distribution, propane gas distribution, mobile compressed natural gas utility services and solutions, and other businesses.

For more information, contact:

Lucia M. Dempsey
Head of Investor Relations
347.804.9067